Dreyfus

BASIC Money Market

Fund, Inc.

SEMIANNUAL REPORT August 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            12   Financial Highlights

                            13   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                         Dreyfus BASIC  Money Market Fund, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus BASIC Money Market Fund, Inc., covering the six-month period from March 1, 2000 through August 31, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Thomas S. Riordan.

When the reporting period began, international and domestic economies were growing strongly, giving rise to concerns that long-dormant inflationary pressures might reemerge. Consumers continued to spend heavily, unemployment levels reached new lows and the stock market, while highly volatile, generally continued to climb.

Because robust economic growth may trigger an acceleration of inflation, the Federal Reserve Board raised key short-term interest rates twice during the reporting period before signs of moderation began to appear in the summer of 2000. In total, the Federal Reserve Board has raised short-term interest rates by 1.75 percentage points since late June 1999. While these economic influences adversely affected longer term bonds, they positively influenced money market yields.

We  appreciate  your confidence over the past six months, and we look forward to
your   continued  participation  in  Dreyfus  BASIC  Money  Market  Fund,  Inc.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
September 15, 2000




DISCUSSION OF FUND PERFORMANCE

Thomas S. Riordan, Portfolio Manager

How did Dreyfus BASIC Money Market Fund, Inc. perform during the period?

For the six-month period ended August 31, 2000 the fund produced an annualized yield of 5.97%, which, taking into account the effect of compounding, created an annualized effective yield of 6.14%.(1)

We attribute our performance to higher short-term interest rates, which were primarily the result of the Federal Reserve Board's (the "Fed") moves toward a more restrictive monetary policy.

What is the fund's investment approach?

When managing the fund, we closely monitor the outlook for economic growth and inflation, follow overseas developments and consider the posture of the Fed in our decision as to how to structure the fund. Based upon our economic outlook, we actively manage the fund's average maturity in looking for opportunities that may present themselves in light of possible changes in interest rates. The fund invests in a broad range of high quality, short-term money market instruments,
including   U.S.  Government  securities,  short-term  bank  obligations,  U.S.
dollar-denominated foreign and domestic commercial paper, repurchase agreements and U.S. dollar-denominated obligations of foreign governments. Normally, the fund invests at least 25% of its net assets in bank obligations.

What other factors influenced the fund's performance?

When the reporting period began, the Fed had already taken steps to relieve inflationary pressures by increasing short-term interest rates four times, each by 0.25 percentage points. Each interest-rate hike brought renewed debate as to whether rates were sufficiently high to head off inflation, or whether further
tightening    would    be    necessary.
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

When it was later revealed that gross domestic product ("GDP") growth had quickened to 7.3% for the fourth quarter 1999, concern mounted that economic growth was accelerating to a point that might trigger destructive levels of inflation. Accordingly, the Fed raised interest rates by another 0.25 percentage points in March.

For the first quarter 2000, GDP grew at a less torrid, but still strong, 5.4%. Higher energy prices added to inflation concerns. Strong domestic demand for goods and services continued, and overseas demand for raw materials accelerated as well.

Through May, consumer confidence and consumer spending showed few signs of abating in response to the Fed' s actions. Home and auto sales continued at record paces. The tightest U.S. labor market in the past 30 years added the threat of wage-driven inflation. These factors led the Fed to its largest rate hike in the current cycle: a 0.50 percentage-point increase at its May meeting.

More recently, however, we have seen signs that the Fed's rate hikes may have slowed the economy. Retail sales have declined and inflation figures appeared to be relatively benign. As a result, the Fed chose not to raise rates further at its June or August meetings. In addition, Fed Chairman Alan Greenspan commented in recent testimony that economic growth was slowing, and that technology-related productivity improvements may have allowed the economy to grow at a relatively high rate without triggering an acceleration of inflation. Indeed, unemployment reports, factory orders, retail spending and other recent data echoed the Fed' s observations. What's more, the April correction in the Nasdaq market may have had a "reverse wealth effect," causing consumer spending to slow as investors became less confident in the stock market's returns. In our view, such data currently reduces the odds of another rate hike before the November presidential election.


What is the fund's current strategy?

At the start of the six-month reporting period, the fund had adopted a defensive strategy in anticipation of rising interest rates. More recently, however, when it became apparent that Fed policy was slowing economic growth, we extended the fund' s average maturity to a point modestly longer than that of our peer group average. This position was intended to lock in prevailing yields near their peak for as long as practical.

As of August 31, 2000 the fund's average maturity remained relatively long at 65 days. We will continue to monitor the situation, including the economy and changes in the Fed's monetary policy, and we will look to respond appropriately
with    respect    to    the    fund'  s   holdings   and   maturity   stance.

September 15, 2000

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

STATEMENT OF INVESTMENTS

August 31, 2000 (Unaudited)

STATEMENT OF INVESTMENTS

                                                                                              Principal
NEGOTIABLE BANK CERTIFICATES OF DEPOSIT--33.2%                                               Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Allfirst Bank

   6.62%, 2/9/2001                                                                           20,000,000  (a)          19,994,721

American Express Centurion Bank

   6.53%, 9/20/2000                                                                          25,000,000               25,000,000

Bank of Scotland (Yankee)

   6.73%, 11/30/2000                                                                         15,000,000               15,007,400

Bayerische Landesbank Girozentrale (Yankee)

   6.66%, 8/7/2001                                                                           80,000,000  (a)          79,978,203

Commerzbank AG (Yankee)

   7.03%, 7/17/2001                                                                          25,000,000               24,994,830

First Tennessee Bank N.A.

   6.65%-6.67%, 10/16/2000-12/11/2000                                                        80,000,000  (a)          80,000,000

Harris Trust & Savings Bank

   6.53%, 9/11/2000                                                                          66,000,000               66,000,000

Landesbank Hessen-Thueringen-Girozentrale (London)

   7.00%, 3/16/2001                                                                          50,000,000               50,002,585

Societe Generale (Yankee)

   6.67%, 12/18/2000                                                                         25,000,000  (a)          24,993,177

Svenska Handelsbanken (Yankee)

   7.00%, 7/12/2001                                                                          50,000,000               49,991,856

Union Bank of California N.A. (Yankee)

   6.74%, 1/16/2001                                                                          50,000,000               50,000,000

Westdeutsche Landesbank Girozentrale (London)

   7.01%, 3/16/2001                                                                          50,000,000               50,000,000

Wilmington Trust Co.

   6.59%, 11/27/2000-11/28/2000                                                              65,000,000               65,000,614

TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT

   (cost $600,963,386)                                                                                               600,963,386
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER--26.2%


Associates First Capital Corp.

   6.64%, 9/1/2000                                                                           29,000,000               29,000,000

Daimlerchrysler North America Holding Corp.

   6.63%-6.64%, 10/11/2000-10/24/2000                                                        75,000,000               74,338,667

Den Norske Bank ASA

   6.75%, 2/14/2001                                                                          44,000,000               42,674,121

Donaldson, Lufkin & Jenrette Inc.

   6.74%, 10/5/2000                                                                          21,000,000               20,868,505

General Electric Capital Corp.

   6.75%, 3/7/2001                                                                           50,000,000               48,311,806

Internationale Nederlanden (U.S.) Funding Corp.

   6.72%, 2/20/2001                                                                          21,250,000               20,590,069



                                                                                              Principal
COMMERCIAL PAPER (CONTINUED)                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Holdings Inc.

   7.40%, 2/12/2001                                                                          26,000,000               25,169,704

Moriarty LTD

   6.73%, 9/11/2000                                                                          25,000,000               24,954,097

Nordbanken N.A. Inc.

   6.70%-6.75%, 2/8/2001-2/20/2001                                                           80,610,000               78,175,650

Salomon Smith Barney Holdings Inc.

   6.57%, 10/27/2000                                                                         20,000,000               19,797,778

Santander Finance (DE) Inc.

   6.68%-6.71%, 9/5/2000-9/15/2000                                                           70,000,000               69,912,167

Societe Generale N.A. Inc.

   6.72%, 12/21/2000                                                                         20,000,000               19,596,700

TOTAL COMMERCIAL PAPER

   (cost $473,389,264)                                                                                               473,389,264
------------------------------------------------------------------------------------------------------------------------------------

CORPORATE NOTES--19.6%
------------------------------------------------------------------------------------------------------------------------------------

Bear Stearns Companies Inc.

   6.67%-6.88%, 9/1/2000-4/12/2001                                                           74,000,000  (a)          74,009,901

Goldman Sachs Group Inc.

   6.88%, 9/11/2000                                                                          30,000,000  (a)          30,000,000

Lehman Brothers Holdings Inc.

   6.64%, 2/27/2001                                                                          40,000,000  (a)          40,059,282

Merrill Lynch & Co. Inc.

   6.59%-6.66%, 2/28/2001-3/28/2001                                                          90,000,000  (a)          89,996,066

Morgan (J.P.) & Co.

   6.67%, 3/6/2001                                                                           45,000,000  (a)          44,997,707

Morgan Stanley, Dean Witter & Co.

   6.67%, 3/19/2001                                                                          75,000,000  (a)          75,000,000

TOTAL CORPORATE NOTES

   (cost $354,062,956)                                                                                               354,062,956
------------------------------------------------------------------------------------------------------------------------------------

PROMISSORY NOTES--3.0%


Goldman, Sachs Group Inc.

  6.72%-6.74%, 10/10/2000-12/11/2000

   (cost $55,000,000)                                                                        55,000,000  (b)          55,000,000
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM BANK NOTES--17.1%


AmSouth Bank

   6.75%, 1/19/2001                                                                          30,000,000  (a)          29,996,678

Bank Austria AG

   6.64%, 12/11/2000                                                                         45,000,000  (a)          44,991,353

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                                Principal
SHORT-TERM BANK NOTES (CONTINUED)                                                              Amount ($)            Value ($)
---------------------------------------------------------------------------------------------------------------------------------

Bank of America N.A.

   6.67%, 11/28/2000                                                                         80,000,000               80,000,000

First Union National Bank

   6.69%, 6/22/2001                                                                          25,000,000  (a)          24,997,985

Key Bank N.A.

   6.66%, 5/11/2001-8/1/2001                                                                 85,000,000  (a)          85,000,000

U.S. Bank N.A. Minneapolis

   6.31%-6.79%, 10/2/2000-5/11/2001                                                          45,000,000  (a)          44,991,804

TOTAL SHORT TERM BANK NOTES

   (cost $309,977,820)                                                                                               309,977,820


TIME DEPOSITS--.1%


HSBC Bank USA (London)

  6.50%, 9/1/2000

   (cost $779,000)                                                                              779,000                  779,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS

   (cost $1,794,172,426)                                                                          99.2%            1,794,172,426

CASH AND RECEIVABLES (NET)                                                                          .8%               14,394,853

NET ASSETS                                                                                       100.0%            1,808,567,279

(A) VARIABLE INTEREST RATE-SUBJECT TO PERIODIC CHANGE.

(B)  THESE NOTES WERE ACQUIRED FOR INVESTMENT, NOT WITH THE INTENT TO DISTRIBUTE
OR SELL. SECURITIES RESTRICTED AS TO PUBLIC RESALE. THESE SECURITIES WERE
ACQUIRED FROM 7/7/2000 TO 8/10/2000 AT A COST OF $55,000,000. AT AUGUST 31,
2000, THE AGGREGATE VALUE OF THESE SECURITIES IS $55,000,000, REPRESENTING
APPROXIMATELY 3.0% OF NET ASSETS AND IS VALUED AT AMORTIZED COST.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

August 31, 2000 (Unaudited)

                                                             Cost  Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                        1,794,172,426  1,794,172,426

Cash                                                                  1,675,471

Interest receivable                                                  13,060,284

Prepaid expenses                                                         39,316

                                                                  1,808,947,497
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           272,599

Accrued expenses                                                        107,619

                                                                        380,218
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,808,567,279
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   1,809,170,264

Accumulated net realized gain (loss) on investments                    (602,985)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,808,567,279
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(3 billion shares of $.001 par value Common Stock authorized)     1,809,170,264

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended August 31, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     59,625,721

EXPENSES:

Management fee--Note 2(a)                                            4,642,200

Shareholder servicing costs--Note 2(b)                                 754,745

Custodian fees                                                          56,916

Prospectus and shareholders' reports                                    25,412

Professional fees                                                       23,573

Registration fees                                                       21,654

Directors' fees and expenses--Note 2(c)                                 11,047

Miscellaneous                                                            4,434

TOTAL EXPENSES                                                       5,539,981

Less--reduction in management fee due to
  undertaking--Note 2(a)                                            (1,360,802)

NET EXPENSES                                                         4,179,179

INVESTMENT INCOME--NET                                              55,446,542
--------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) ON INVESTMENTS--Note 1(b)                     (26,830)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                55,419,712

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                          August 31, 2000  Year Ended
                                              (Unaudited)  February 29, 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         55,446,542            91,878,638

Net realized gain (loss) from investments         (26,830)                  --

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   55,419,712            91,878,638
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (55,446,542)          (92,344,919)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                 712,682,025         1,964,474,102

Dividends reinvested                           52,584,222            87,127,268

Cost of shares redeemed                      (870,290,049)       (1,975,181,335)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS           (105,023,802)           76,420,035

TOTAL INCREASE (DECREASE) IN NET ASSETS      (105,050,632)           75,953,754
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         1,913,617,911        1,837,664,157

END OF PERIOD                               1,808,567,279        1,913,617,911

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                      Six Months Ended
                                       August 31, 2000                             Fiscal Year Ended February,
                                                                           -------------------------------------------
                                            (Unaudited)          2000         1999         1998           1997            1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                            1.00          1.00          1.00          1.00           1.00           1.00

Investment Operations:

Investment income--net                            .030          .050          .051          .053           .051           .058

Distributions:

Dividends from investment
   income--net                                   (.030)        (.050)        (.051)        (.053)         (.051)         (.058)

Net asset value, end of period                    1.00          1.00          1.00          1.00           1.00           1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                  6.05(a)       5.10          5.19          5.38           5.19           5.97
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                              .45(a)        .45           .45           .45            .45            .31

Ratio of net investment income
   to average net assets                          5.97(a)       4.98          5.08          5.28           5.08           5.82

Decrease reflected in above
   expense ratios due to
   undertakings by The
   Dreyfus Corporation                             .15(a)        .15           .13           .24            .23            .31
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                               1,808,567     1,913,618     1,837,664     1,724,971      1,793,992       2,098,292

(A) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus BASIC Money Market Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N. A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation ("DSC" ), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest



NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

income is recognized on the accrual basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $576,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to February 29, 2000. If not applied, $90,000 of the carryover expires in fiscal 2002, $126,000 expires in fiscal 2003, $57,000 expires in fiscal 2004, $209,000 expires in fiscal 2005, $84,000 expires in fiscal 2006 and $10,000 expires in fiscal 2007.

At August 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTE 2--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager has undertaken, until such time as it gives shareholders at least 90 days' notice to the contrary, to reduce the management fee paid by the fund, to the extent that the fund's aggregate annual expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of .45 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $1,360,802 during the period ended August 31, 2000.

(b) Under the Shareholder Services Plan, the fund reimburses DSC an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended August 31, 2000, the fund was charged $595,518 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2000, the fund was charged $162,633 pursuant to the transfer agency agreement.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective August 2, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to August 2, 2000, each Board member who was not an "affiliated person" as defined in the Act received from the fund an annual fee of $1,500 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.


                        For More Information

                        Dreyfus BASIC Money Market Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   123SA008